                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                ----------------

      Date of report (Date of earliest event reported): February 15, 2001
                                                        -----------------

                             Westfield America, Inc.
         ---------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Missouri                     1-12923                    43-0758627
----------------------------         -----------             -------------------
(State or Other Jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)



       11601 Wilshire Boulevard
              12th Floor
         Los Angeles, California                                 90025
------------------------------------------                   ------------
(Address of Principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code: 310-478-4456

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.    OTHER EVENTS.

LEGAL PROCEEDINGS.

         On February 15, 2001, a complaint was filed in state court in Los Angeles County, California, naming the Registrant, Frank P. Lowy, Francis T. Vincent, Jr., Larry A. Silverstein, David H. Lowy, Herman Huizinga, Bernard Marcus, Roy L. Furman, Frederick G. Hilmer and Peter S. Lowy, together with Westfield America Trust and Westfield Holdings Limited, as defendants. The complaint is brought on behalf of a purported class of public shareholders of the Registrant and alleges, among other things, that the consideration being offered to the public shareholders of the Registrant in connection with the proposed acquisition by Westfield America Trust of the shares of common stock of the Registrant not held by Westfield America Trust and certain of its affiliates is unfair and inadequate and that the directors of the Registrant breached their fiduciary duties by approving a transaction which will benefit fiduciaries at the expense of the public shareholders of the Registrant. As relief, the complaint seeks, among other things, an injunction against completion of the proposed transaction, and damages in an unspecified amount. This case is titled JOSHUA TEITELBAUM V. FRANK P. LOWY, ET. AL., Case No. BC245070 (Cal. Super. Ct., Cty of Los Angeles). A copy of the complaint is filed as Exhibit 99.1 hereto and is incorporated herein by reference in its entirety.

         On February 15, 2001, an additional complaint titled ADRIENNE KAUFMAN V. WESTFIELD AMERICA, INC. ET. AL., Case No. BC245136 (Cal. Super. Ct., Cty of Los Angeles), was filed in state court in Los Angeles County, California, naming the Registrant, its directors and Westfield America Trust, as defendants. The complaint is brought on behalf of a purported class of public shareholders of the Registrant and alleges, among other things, that the consideration being offered to the public shareholders of the Registrant in connection with the proposed acquisition by Westfield America Trust of the shares of common stock of the Registrant not held by Westfield America Trust and certain of its affiliates is unfair and does not reflect the value of the Registrant's assets and that the directors of the Registrant are engaging in self-dealing, are not acting in good faith and have breached their fiduciary duties at the expense of the public shareholders of the Registrant. As relief, the complaint seeks, among other things, an injunction against completion of the proposed transaction, and damages in an unspecified amount. A copy of the complaint is filed as Exhibit 99.2 hereto and is incorporated herein by reference in its entirety.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

Exhibit No.                               Description of Exhibit

99.1                       Copy of complaint titled Joshua Teitelbaum v. Frank
                           P. Lowy, Francis T. Vincent, Jr. , Larry A.
                           Silverstein, David H. Lowy, Herman Huizinga, Bernard
                           Marcus, Roy L. Furman, Frederick G. Hilmer, Peter S.
                           Lowy, Westfield America, Inc., Westfield America
                           Trust and Westfield Holdings Limited, filed on
                           February 15, 2001 in the Superior Court of the State of California, County of Los Angeles

99.2                       Copy of complaint titled Adrienne Kaufman v.
                           Westfield America, Inc., Westfield America Trust,
                           Frank P. Lowy, Peter S. Lowy, Steven M. Lowy, Richard
                           E. Green, Roy L. Furman, Herman Huizinga, Bernard
                           Marcus, Larry A. Silverstein and Francis T. Vincent,
                           Jr., filed on February 15, 2001 in the Superior Court of the State of California, County of Los Angeles

                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      WESTFIELD AMERICA, INC.


                      By:        /s/ Mark A. Stefanek
                                ----------------------------------------------
                                Name:     Mark A. Stefanek
                                Title:    Chief Financial Officer and Treasurer

Dated: February 20, 2001

                                INDEX TO EXHIBITS

         Exhibit No.                    Description of Exhibit

         99.1              Copy of complaint titled Joshua Teitelbaum v. Frank
                           P. Lowy, Francis T. Vincent, Jr. , Larry A.
                           Silverstein, David H. Lowy, Herman Huizinga, Bernard
                           Marcus, Roy L. Furman, Frederick G. Hilmer, Peter S.
                           Lowy, Westfield America, Inc., Westfield America
                           Trust and Westfield Holdings Limited, filed on
                           February 15, 2001 in the Superior Court of the State of California, County of Los Angeles

         99.2              Copy of complaint titled Adrienne Kaufman v.
                           Westfield America, Inc., Westfield America Trust,
                           Frank P. Lowy, Peter S. Lowy, Steven M. Lowy, Richard
                           E. Green, Roy L. Furman, Herman Huizinga, Bernard
                           Marcus, Larry A. Silverstein and Francis T. Vincent,
                           Jr., filed on February 15, 2001 in the Superior Court of the State of California, County of Los Angeles